Exhibit 99.1

Spectrum Brands Schedules Special Shareholder Meeting for June 11 to Vote on the Proposed Merger with Russell Hobbs; Transaction Expected to Close in June

MADISON, Wisc.--(BUSINESS WIRE)--May 10, 2010--Spectrum Brands (NYSE:SPB) (“Spectrum,” Spectrum Brands” or the “Company”) announced today that a special meeting of shareholders will be held Friday, June 11, 2010, to vote on the adoption of the Agreement and Plan of Merger, dated as of February 9, 2010, as amended, by and among Spectrum Brands Holdings, Inc. (“SB Holdings”), Battery Merger Corp., Grill Merger Corp., Spectrum Brands and Russell Hobbs, Inc. (“Russell Hobbs”). Shareholders as of the close of business on the record date of May 5, 2010 will be provided notice and proxy materials, and will be entitled to vote at the special meeting.

As previously announced, the proposed merger of Russell Hobbs and Spectrum Brands will create a new global consumer products company with an estimated $3 billion in annual revenues, a strong balance sheet, and a diverse portfolio of market-leading brands.

Also as previously announced, two conditions to the closing of the proposed merger are the approval by holders of a majority of Spectrum Brands’ common stock and, separately, by holders of a majority of Spectrum Brands’ common stock not owned by Harbinger Capital Partners (“Harbinger”). Spectrum’s two largest shareholders, Harbinger and Avenue Capital, have agreed, subject to certain conditions, to vote their shares of Spectrum Brands’ common stock in favor of the transaction. As of the last dates each company reported its share totals, Harbinger held just over 40 percent of the Company’s outstanding shares and Avenue Capital held approximately 22 percent of the Company’s outstanding shares.

The merger is now expected to close in June 2010. The closing is subject to the joint proxy statement/prospectus being declared effective by the Securities and Exchange Commission, closing of the Company’s financing, receipt of necessary shareholder approvals and other customary closing conditions.

About Spectrum Brands

Spectrum Brands is a global consumer products company and a leading supplier of batteries, shaving and grooming products, personal care products, specialty pet supplies, lawn & garden and home pest control products, personal insect repellents and portable lighting. Helping to meet the needs of consumers worldwide, included in its portfolio of widely trusted brands are Rayovac®, Remington®, Varta®, Tetra®, Marineland®, Nature’s Miracle®, Dingo®, 8-In-1®, Spectracide®, Cutter®, Repel®, and HotShot®. Spectrum Brands' products are sold by the world's top 25 retailers and are available in more than one million stores in more than 120 countries around the world. Spectrum Brands generates annual revenue from continuing operations in excess of $2 billion.

Certain matters discussed in this news release, with the exception of historical matters, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a number of risks and uncertainties that could cause results to differ materially from those anticipated as of the date of this release. Actual results may differ materially as a result of (1) Spectrum Brands’ ability to manage and otherwise comply with its covenants with respect to its significant outstanding indebtedness, (2) Spectrum Brands’ ability to identify, develop and retain key employees, (3) risks that changes and developments in external competitive market factors, such as introduction of new product features or technological developments, development of new competitors or competitive brands or competitive promotional activity or spending, (4) changes in consumer demand for the various types of products Spectrum Brands offers, (5) unfavorable developments in the global credit markets, (6) the impact of overall economic conditions on consumer spending, (7) fluctuations in commodities prices, the costs or availability of raw materials or terms and conditions available from suppliers, (8) changes in the general economic conditions in countries and regions where Spectrum Brands does business, such as stock market prices, interest rates, currency exchange rates, inflation and consumer spending, (9) Spectrum Brands’ ability to successfully implement manufacturing, distribution and other cost efficiencies and to continue to benefit from its cost-cutting initiatives and (10) unfavorable weather conditions and various other risks and uncertainties, including those discussed herein and those set forth in Spectrum Brands’ securities filings, including the most recently filed Annual Report on Form 10-K or Quarterly Reports on Form 10-Q. Spectrum Brands also cautions the reader that its estimates of trends, market share, retail consumption of its products and reasons for changes in such consumption are based solely on limited data available to Spectrum Brands and management’s reasonable assumptions about market conditions, and consequently may be inaccurate, or may not reflect significant segments of the retail market.

In addition, the following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements:

  the failure of Spectrum stockholders to approve this transaction;
  the risk that the businesses will not be integrated successfully;
  the risk that synergies will not be realized;
  the risk that the combined company following this transaction will not realize on its financing strategy;
  litigation in respect of either company or this transaction; and
  disruption from this transaction making it more difficult to maintain certain strategic relationships.

The Company also cautions the reader that undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this release. Spectrum Brands undertakes no duty or responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes.

Additional factors that may affect future results and conditions are described in Spectrum Brands' filings with the Securities and Exchange Commission ("SEC"), which are available at the SEC's web site at www.sec.gov or at Spectrum Brands' website at www.spectrumbrands.com.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

This communication is being made in respect of a proposed business combination involving Spectrum Brands and Russell Hobbs. In connection with the proposed transaction, Spectrum Brands Holdings, Inc. ("SB Holdings”) has filed with the SEC a Registration Statement on Form S-4 that includes the preliminary proxy statement of Spectrum Brands and that will also constitute a prospectus of SB Holdings. The information in the preliminary joint proxy statement/prospectus is not complete and may be changed. SB Holdings may not sell the common stock referenced in the joint proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC is effective. The preliminary joint proxy statement/prospectus and this press release are not offers to sell SB Holdings securities and are not soliciting an offer to buy SB Holdings securities in any state where the offer and sale is not permitted.

The definitive joint proxy statement/prospectus will be mailed to stockholders of Spectrum Brands. INVESTORS AND SECURITY HOLDERS OF SPECTRUM BRANDS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Registration Statement and joint proxy statement/prospectus (when available) and other documents filed with the SEC by Spectrum Brands through the web site maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and definitive joint proxy statement/prospectus (when available) and other documents filed with the SEC can also be obtained on Spectrum Brands' website at www.spectrumbrands.com.

PROXY SOLICITATION

Spectrum Brands, Russell Hobbs and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Spectrum Brands and Russell Hobbs stockholders in favor of the acquisition. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Spectrum Brands and Russell Hobbs stockholders in connection with the proposed acquisition is set forth in the preliminary joint proxy statement/prospectus when it is filed with the SEC. You can find information about Spectrum Brands' executive officers and directors in its annual report on Form 10-K filed with the SEC on December 29, 2009. You can obtain free copies of these documents from Spectrum Brands in the manner set forth above.

CONTACT:
Investor Contact:
Spectrum Brands
Carey Phelps, DVP Investor Relations
770-829-6208
or
Media Contact:
MS&L for Spectrum Brands
Frank Ranew, 404-870-6832